INCOME TAXES - Components of Income Taxes in Other Comprehensive Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Income Taxes [Abstract]
Fair value through other comprehensive income	$ 18	$ 36	$ 37
Net investment hedges	(21)	30	(17)
Cash flow hedges	(17)	(10)	(26)
Equity accounted investments	0	1	0
Insurance finance reserve	(5)	(8)	(10)
Pension plan actuarial changes	8	7	10
Total tax expense (recovery) in other comprehensive income	$ (17)	$ 56	$ (6)